DREYFUS HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of:
DREYFUS HIGH YIELD STRATEGIES FUND

     The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York 10166, on Thursday, August 4, 2011 at 2:00 p.m. Eastern time, for the following purposes:

1.	To elect two Class III Trustees to serve for a three-year term and until their successors are duly elected and qualified;
2.	To transact such other business as may properly come before the meeting, or any adjournment or post- ponement thereof.

     Shareholders of record at the close of business on June 1, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

New York, New York
June 15, 2011

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on Thursday, August 4, 2011

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 4, 2011 at 2:00 p.m. Eastern time, at the offices of The Dreyfus Corporation (“Dreyfus” or the “Investment Adviser”), 200 Park Avenue, 8th Floor East, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2011 are entitled to be present and to vote at the meeting. Each whole share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 72,069,463 shares of beneficial interest of the Fund outstanding as of June 1, 2011.

     Proxy materials will be mailed to shareholders of record on or about June 29, 2011. Copies of the Fund’s current Annual Report to Shareholders have been mailed to its shareholders and may be obtained free of charge by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 4, 2011: This proxy statement and copies of the Fund’s most recent Annual Report to Shareholders are available at http://www.dreyfus.com/closedendfund.htm.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Board of Trustees of the Fund (the “Board”) is divided into three classes with the term of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class III Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Trustee of the Fund. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. Neither of the Nominees nor any of the Fund’s Trustees not standing for election at the meeting (the “Continuing Trustees”) are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

     Board Oversight Role in Management. As independent trustees of an investment company, the role of the Board of Trustees in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Investment Adviser’s Chief Investment Officer (or a senior representative of his office), the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Trustees) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Fund or counsel to the Investment Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees, although the Board could in the future determine to add Trustees who are not Independent Trustees. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

     Information About Each Nominee’s Experience, Qualifications, Attributes or Skills. Nominees for Trustee, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Specific information about the Continuing Trustees, information on each Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

Name (Age) of Nominees	Principal Occupation	Other Public Company Board	Year Term
Position with Fund (Since) __	During Past 5 Years	Memberships During Past 5 Years	Expires
CLASS III:
Joseph S. DiMartino (67)	Corporate Director and Trustee	CBIZ (formerly, Century	2014
Chairman of the Board (1999)		Business Services, Inc.), a
provider of outsourcing
functions for small and
medium size companies,
Director (1997-present)
The Newark Group, a pro-
vider of a national market
of paper recovery facilities,
paperboard mills and paper-
board converting plants,
Director (2000-2010)
Sunair Services Corporation,
a provider of certain outdoor-
related services to homes and
business, Director (2005-2009)

Name (Age) of Nominees		Principal Occupation	Other Public Company Board	Year Term
Position with Fund (Since)	__	During Past 5 Years	Memberships During Past 5 Years	Expires
CLASS III: (continued)
Kenneth A. Himmel (65)		President and CEO, Related	N/A	2014
Trustee (1998)		Urban Development, a real
estate development company
(1996-Present)
President and CEO, Himmel
& Company, a real estate
development company
(1980-Present)
CEO, American Food
Management, a restaurant
company (1983-Present)

     Each Nominee has been a Trustee of the Fund and other Dreyfus mutual funds for at least 10 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Trustees (this information for Continuing Trustees is set forth on Exhibit A). The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Fund’s or the Investment Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund Trustees. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director. He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

     Kenneth A. Himmel – In addition to his tenure as a Trustee of various Dreyfus mutual funds, or their predecessor funds, Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

     Evaluation of Potential Nominees/Diversity. In addition to the general experience, qualifications, attributes or skills described above, the Fund’s nominating committee (see “Fund Board Committees” below) may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating Committee Charter (the “Nominating Committee Charter”) contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees (including any nominees recommended by shareholders as provided in the Nominating Committee Charter).

     Nominees’ Ownership of Fund Shares. The table below indicates the dollar range of each Nominee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Trustee, in each case as of December 31, 2010.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Nominee	Fund Shares	for which Responsible as a Trustee
Joseph S. DiMartino	Over $100,000	Over $100,000
Kenneth A. Himmel	None	$50,001 - $100,000

     As of December 31, 2010, neither of the Nominees nor their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     Fund Board Committees. The Fund has a standing audit committee comprised of all of the Independent Trustees. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section. The Fund also has a standing nominating committee comprised of all of the Independent Trustees. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of the Fund’s Nominating Committee Charter is not available on the Fund’s or Dreyfus’ website, but was attached as an Exhibit to the Fund’s proxy statement dated June 16, 2010. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Fund also has a standing pricing committee comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund’s investments. The Fund also has a standing compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. James M. Fitzgibbons and Ms. Benaree Pratt Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     For the fiscal year ended March 31, 2011, the Fund held six Board meetings, five audit committee meetings and one nominating committee meeting. The pricing committee and compensation committee did not meet during the last fiscal year. Each Trustee attended at least 75% of all Board and committee meetings (of which the Trustee was a member) held during the last fiscal year. The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting.

     Compensation. Effective January 1, 2010, each Independent Trustee receives $15,000 per year, plus $1,000 for each Board meeting attended, and $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Independent Trustee for travel and out-of-pocket expenses. With respect to compensation committee meetings, the Chair of the compensation committee receives $150 per meeting. In the event that there is an in-person joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) and the Fund, the $2,500 fee will be allocated among the Boards of the Board Group Open-End Funds and the Fund. In the event that there is a joint telephone Board and/or committee meeting of the Board Group Open-End Funds and the Fund, each Independent Trustee attending receives $250 from the Fund.

     The Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee (“Director”) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each such fund board on which he or she then serves. Upon reaching age 80, Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and a per meeting attended fee of one-half the amount paid to Directors. A Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. J. Tomlinson Fort currently serves as Director Emeritus.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2011, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Trustee, for the year ended December 31, 2010, was as follows:

		Total
		Compensation
	Aggregate	from the Fund and
	Compensation	Dreyfus Fund Complex
Name of Nominee	from the Fund*	Paid to Nominee (**)
Joseph S. DiMartino	$26,250	$1,060,250(175)
Kenneth A. Himmel	$21,000	$105,000(35)

*

Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $4,808 for all Trustees as a group.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a Trustee.

     For the Fund’s most recent fiscal year, the aggregate amount of compensation paid by the Fund to each Continuing Trustee who is not a Nominee, and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which such person was a Trustee for the year ended December 31, 2010, is set forth on Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the Independent Trustees. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants. At a meeting held on April 27, 2011, the Fund’s audit committee recommended, and at a meeting held on April 27 and 28, 2011 the Fund’s Board, including a majority of the Independent Trustees, ratified and approved the selection of KPMG LLP as independent registered public accountants for the fiscal year ending March 31, 2012. KPMG LLP, a major international accounting firm, has acted as independent registered public accountants of the Fund since the Fund’s organization. At a meeting held on May 26, 2011, after reviewing the Fund’s audited financial statements for the fiscal year ended March 31, 2011, the Fund’s audit committee recommended to the Fund’s Board (and the Board has approved) that such statements be included in the Fund’s Annual Report to Shareholders. A copy of the audit committee’s report for the Fund is attached as Exhibit B to this proxy statement.

Independent Registered Public Accountant Fees and Services

     The following chart reflects fees to KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee, except the Aggregate Non-Audit Fees amount, which includes all non-audit fees paid to KPMG LLP by the Fund and Service Affiliates. All services provided by KPMG LLP were pre-approved as required, and no services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	Fund[1]	Service Affiliates[1]
Audit Fees	$88,810/$87,070	N/A
Audit-Related Fees[2]	$ 4,560/$22,419	$0/$0
Tax Fees[3]	$2,310/$2,260	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$9,085,000/$4,864,625

1 For the Fund’s fiscal years ended March 31, 2011/March 31, 2010.

2 Services to the Fund consisted of security counts required by Rule 17f-2 under the 1940 Act and agreed-upon procedures related to the Fund’s credit facility.

3 Services to the Fund consisted of review or preparation of U.S. federal, state, local and excise tax returns. 4 Aggregate non-audit fees billed by KPMG LLP for services to the Fund and Service Affiliates.

     None of the hours expended on KPMG’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG’s full-time, permanent employees.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Registered Public Accounting Firm Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     BNY Mellon Shareowner Services, an affiliate of Dreyfus, located at 480 Washington Blvd., Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent and Dividend-Paying Agent.

Voting Information

     To authorize proxies to vote your Fund shares, please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope. The Fund will bear the cost of soliciting proxies.

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions do not constitute a vote “for” a Nominee. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should a matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 15, 2012, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a shareholder proposal is considered untimely, except as otherwise permissible under applicable law, is May 16, 2012.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of BNY Mellon Shareowner Services, c/o Proxy Services Corporation, 200 A Executive Drive, Edgewood, New York 11717, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 15, 2011

EXHIBIT A
PART I

Part I sets forth information relevant to the Continuing Trustees.

     Information About Each Continuing Trustee’s Experience, Qualifications, Attributes or Skills. Continuing Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Other Public Company
Name (Age) of Continuing Trustee	Principal Occupation	Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	During Past 5 Years	Expires
CLASS I:
Stephen J. Lockwood (64)	Chairman of the Board,	N/A	2012
Trustee	Stephen J. Lockwood and
(1998)	Company LLC, a real estate
investment company
(2000-Present)

Benaree Pratt Wiley (65)	Principal, The Wiley Group,	CBIZ (formerly, Century	2012
Trustee	a firm specializing in strate-	Business Services, Inc.), a
(1998)	gy and business develop-	provider of outsourcing
	ment (2005-Present)	functions for small and
	President and CEO, The	medium size companies,
	Partnership, an organization	Director (2008-present)
dedicated to increasing the
representation of African
Americans in positions of
leadership, influence and
decision-making in Boston, MA
(1991-2005)

CLASS II:

James M. Fitzgibbons (76)	Corporate Director and Trustee	Bill Barrett Corporation,	2013
Trustee (1998)		an oil and gas exploration
company, Director
(2004-present)

Roslyn M. Watson (61)	Principal, Watson Ventures,	N/A	2013
Trustee (1998)	Inc., a real estate investment
company (1993-Present)

     Each Continuing Trustee has been a Trustee of the Fund and other Dreyfus mutual funds for at least 10 years. Additional information about each Continuing Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Trustee possesses which the Board believes has prepared them to be effective Trustees.

CLASS I:

     Stephen J. Lockwood – In addition to his tenure as a Trustee of various Dreyfus mutual funds, or their predecessor funds, Mr. Lockwood’s business experience of over 40 years includes being a director and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

     Benaree Pratt Wiley – In addition to her tenure as a Trustee of various Dreyfus mutual funds, Ms. Wiley has been a business entrepreneur and management consultant for over 18 years. Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

CLASS II

     James M. Fitzgibbons – In addition to his tenure as a Trustee of various Dreyfus mutual funds, or their predecessor funds, Mr. Fitzgibbons has also served as an officer or a director of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company. He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and non-profit organizations.

     Roslyn M. Watson – In addition to her tenure as a Trustee of various Dreyfus mutual funds, or their predecessor funds, Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Continuing Trustees’ Ownership of Fund Shares. The table below indicates the dollar range of each Continuing Trustee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Trustee, in each case as of December 31, 2010.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Continuing Trustee	Fund Shares	for which Responsible as a Trustee
James M. Fitzgibbons	None	Over $100,000
Stephen J. Lockwood	None	Over $100,000
Roslyn M. Watson	None	$10,000 - $50,000
Benaree Pratt Wiley	None	$50,001 - $100,000

     As of December 31, 2010, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166. Each Continuing Trustee will continue to serve as a Trustee after this meeting.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2011, and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Trustee during the year ended December 31, 2010, was as follows:

		Total Compensation from
	Aggregate	the Fund and Dreyfus
Name of Continuing	Compensation	Fund Complex Paid to
Trustee	from the Fund*	Continuing Trustee(**)
James M. Fitzgibbons	$20,000	$123,000(35)
J. Tomlinson Fort***	$10,500	$52,000(21)
Stephen Lockwood	$21,000	$121,000(35)
Roslyn M. Watson	$21,000	$153,250(46)
Benaree Pratt Wiley	$21,000	$356,000(73)

*

Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $4,808 for all of the Trustees as a group.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustee served as a Trustee.
***	Emeritus Trustee as of April 12, 2008.

PART II

     Part II sets forth information relevant to the executive officers of the Fund. Each officer of the Fund shall hold office until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	52	Chief Operating Officer and a director of
		Dreyfus since June 2009. From April 2003 to
		June 2009, Mr. Skapyak was the head of
		the Investment Accounting and Support
		Department of Dreyfus. He is an officer of 76
		investment companies (comprised of 170 port-
		folios) managed by Dreyfus. He has been an
		employee of Dreyfus since February 1988.
JAMES WINDELS
Treasurer (2001)	52	Director — Mutual Fund Accounting of
		Dreyfus, and an officer of 77 investment com-
		panies (comprised of 195 portfolios) managed
		by Dreyfus. He has been an employee of
		Dreyfus since April 1985.

MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	51	Assistant General Counsel of BNY Mellon,
		and an officer of 77 investment companies
		(comprised of 195 portfolios) managed by
		Dreyfus. He has been an employee of Dreyfus
		since October 1991.

KIESHA ASTWOOD
Vice President and Assistant Secretary (2010)	38	Counsel of BNY Mellon, and an officer of 77
		investment companies (comprised of 195
		portfolios) managed by Dreyfus. She has been
		an employee of Dreyfus since July 1995.

JAMES BITETTO
Vice President and Assistant Secretary (2005)	44	Senior Counsel of BNY Mellon and Secretary of
		Dreyfus, and an officer of 77 investment com-
		panies (comprised of 195 portfolios) managed
		by Dreyfus. He has been an employee of
		Dreyfus since December 1996.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JONI LACKS CHARATAN
Vice President and Assistant Secretary (2005)	55	Senior Counsel of BNY Mellon, and an offi-
		cer of 77 investment companies (comprised of
		195 portfolios) managed by Dreyfus. She has
		been an employee of Dreyfus since October
		1988.

JOSEPH M. CHIOFFI
Vice President and Assistant Secretary (2005)	49	Senior Counsel of BNY Mellon, and an offi-
		cer of 77 investment companies (comprised of
		195 portfolios) managed by Dreyfus. He has
		been an employee of Dreyfus since June 2000.

KATHLEEN DENICHOLAS
Vice President and Assistant Secretary (2010)	36	Senior Counsel of BNY Mellon, and an offi-
		cer of 77 investment companies (comprised of
		195 portfolios) managed by Dreyfus. She has
		been an employee of Dreyfus since February
		2001.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary (2005)	48	Assistant General Counsel of BNY Mellon,
		and an officer of 77 investment companies
		(comprised of 195 portfolios) managed by
		Dreyfus. She has been an employee of Dreyfus
		since February 1984.

JOHN B. HAMMALIAN
Vice President and Assistant Secretary (2005)	47	Managing Counsel of BNY Mellon, and an
		officer of 77 investment companies (com-
		prised of 195 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		February 1991.

M. CRISTINA MEISER
Vice President and Assistant Secretary (2010)	41	Senior Counsel of BNY Mellon, and an officer
		of 77 investment companies (comprised of 195
		portfolios) managed by Dreyfus. She has been
		an employee of Dreyfus since August 2001.

ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)	59	Managing Counsel of BNY Mellon, and an
		officer of 77 investment companies (com-
		prised of 195 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		May 1986.

Name and Position				Principal Occupation and Business
with Fund (Since)	Age			Experience For Past Five Years
JEFF PRUSNOFSKY
Vice President and Assistant Secretary (2005)	46			Managing Counsel of BNY Mellon, and an
				officer of 77 investment companies (com-
				prised of 195 portfolios) managed by Dreyfus.
				He has been an employee of Dreyfus since
				October 1990.

RICHARD CASSARO
Assistant Treasurer (2008)	52			Senior Accounting Manager – Money Market
				and Municipal Bond Funds of Dreyfus, and
				an officer of 77 investment companies (com-
				prised of 195 portfolios) managed by Dreyfus.
				He has been an employee of Dreyfus since
				September 1982.

GAVIN C. REILLY
Assistant Treasurer (2005)	42			Tax Manager of the Investment Accounting
				and Support Department of Dreyfus, and an
				officer of 77 investment companies (com-
				prised of 195 portfolios) managed by Dreyfus.
				He has been an employee of Dreyfus since
				April 1991.
ROBERT S. ROBOL
Assistant Treasurer (2005)	47			Senior Accounting Manager – Fixed Income
				Funds of Dreyfus, and an officer of 77 invest-
				ment companies (comprised of 195 portfo-
				lios) managed by Dreyfus. He has been an
				employee of Dreyfus since October 1988.

ROBERT SALVIOLO
Assistant Treasurer (2007)	44			Senior Accounting Manager – Equity Funds
				of Dreyfus, and an officer of 77 investment
				companies (comprised of 195 portfolios)
				managed by Dreyfus. He has been an employ-
				ee of Dreyfus since June 1989.

ROBERT SVAGNA
Assistant Treasurer (2005)	44			Senior Accounting Manager – Equity Funds
				of Dreyfus, and an officer of 77 investment
				companies (comprised of 195 portfolios)
				managed by Dreyfus. He has been an employ-
				ee of Dreyfus since November 1990.

		A	-6

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JOSEPH W. CONNOLLY	54	Chief Compliance Officer of Dreyfus and The
Chief Compliance Officer (2004)		Dreyfus Family of Funds (77 investment com-
panies, comprised of 195 portfolios). From
November 2001 through March 2004, Mr.
Connolly was first Vice-President, Mutual Fund
Servicing for Mellon Global Securities Services.
In that capacity, Mr. Connolly was responsible
for managing Mellon’s Custody, Fund
Accounting and Fund Administration services
to third-party mutual fund clients. He has
served in various capacities with Dreyfus since
1980, including manager of the firm’s Fund
Accounting Department from 1997 through
October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 1, 2011 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund’s outstanding shares.

     As of June 1, 2011, the Fund’s Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares. None of the Fund’s officers owned any Fund shares as of such date. As of December 31, 2010, First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation, each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, beneficially owned, in the aggregate, 8,896,258 shares of the Fund, amounting to approximately 12.4% of the Fund’s shares as of that date. These holdings were reported to the Securities and Exchange Commission (the “SEC”) on Schedule 13G pursuant to Rule 13d-1(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), on February 1, 2011. The Fund has no reason to believe this information has materially changed. Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY, held of record approximately 99.02% of the outstanding shares of beneficial interest of the Fund as of June 1, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the 1934 Act, Section 30(h) of the 1940 Act, and SEC regulations thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2011, all filing requirements applicable to such persons were complied with.

EXHIBIT B

Dreyfus High Yield Strategies Fund

May 26, 2011

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm, that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent registered public accountants the registered public accountants’ independence from management and the Fund, including the registered public accountants’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the registered public accountants’ independence.

The committee discussed with the Fund’s independent registered public accountants the overall scope and plans for the audits. The committee met with the independent registered public accountants, with and without management present, to discuss the results of their audits, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2011. The committee and the Board also have approved the selection of KPMG LLP as the Fund’s independent registered public accountants.

Joseph S. DiMartino, Audit Committee Chair	Stephen J. Lockwood, Audit Committee Member
James M. Fitzgibbons, Audit Committee Member	Roslyn M. Watson, Audit Committee Member
Kenneth A. Himmel, Audit Committee Member	Benaree Pratt Wiley, Audit Committee Member

B-1

0430-PROXY-11

DREYFUS HIGH YIELD STRATEGIES FUND

IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

854PrxyB98

DREYFUS HIGH YIELD STRATEGIES FUND

     The undersigned shareholder of Dreyfus High Yield Strategies Fund (the “Fund”) hereby appoints Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 1, 2011 at the Annual Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York, commencing at 2:00 p.m. on Thursday, August 4, 2011; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

WO#
(Continued and to be marked, dated and signed, on the other side)	98660